UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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MANNING & NAPIER FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 1, 2015

MANNING & NAPIER FUND, INC.

Shareholder Proxy

Your vote is important!

Please read and respond today.

See inside for information

that affects your

Manning & Napier Fund, Inc.

investments.

MANNING & NAPIER FUND, INC.

Core Bond Series	Quality Equity Series
Disciplined Value Series	Real Estate Series
Diversified Tax Exempt Series	Strategic Income Conservative Series
Dynamic Opportunities Series	Strategic Income Moderate Series
Emerging Markets Series	Target 2010 Series
Equity Series	Target 2015 Series
Equity Income Series	Target 2020 Series
Focused Opportunities Series	Target 2025 Series
Global Fixed Income Series	Target 2030 Series
High Yield Bond Series	Target 2035 Series
International Series	Target 2040 Series
New York Tax Exempt Series	Target 2045 Series
Ohio Tax Exempt Series	Target 2050 Series
Overseas Series	Target 2055 Series
Pro-Blend® Conservative Term Series	Target Income Series
Pro-Blend® Extended Term Series	Tax Managed Series
Pro-Blend® Maximum Term Series	Unconstrained Bond Series
Pro-Blend® Moderate Term Series	World Opportunities Series

290 WOODCLIFF DRIVE

FAIRPORT, NEW YORK 14450

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 18, 2015

Notice is hereby given that a meeting of shareholders (the “Meeting”) of Manning & Napier Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 290 Woodcliff Drive, Fairport, New York 14450, on Tuesday, August 18, 2015, beginning at 9:00 a.m. (Eastern Time).

At the Meeting, shareholders of the Fund will be asked to elect six members to the Board of Directors of the Fund (the “Board”), and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof.

The attached Proxy Statement provides additional information about the Meeting. Shareholders of record of the Fund as of the close of business on June 10, 2015 are entitled to vote at the Meeting and any adjournments(s) thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share.

Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail please complete, date, and sign the enclosed proxy card(s)

and return it in the self-addressed, postage-paid envelope. If you return the proxy card(s) by mail and no instructions are marked on the proxy card(s), the proxy will vote your shares FOR the election of each nominee and in the discretion of the person named as proxy in connection with any other matter that may properly come before the Meeting. If you have returned a proxy card(s) and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. You may also vote by telephone or Internet, as follows:

To vote by telephone:	To vote by Internet
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card(s).	(2) Go to the Internet address that appears on your proxy card(s).
(3) Follow the simple instructions.	(3) Follow the simple instructions.

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card(s). Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

If the necessary quorum to transact business or the vote required to approve the election of any nominee is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitations of proxies.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on August 18, 2015.

The proxy statement is available at proxyvote.com.

PLEASE RESPOND – WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICIATION. YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO SUPPORT THE BOARD OF DIRECTORS’ RECOMMENDATIONS AND VOTE FOR THE ELECTION OF ALL NOMINEES.

By order of the Board of Directors,

Jodi L. Hedberg

Secretary

July 1, 2015

MANNING & NAPIER FUND, INC.

Core Bond Series	Quality Equity Series
Disciplined Value Series	Real Estate Series
Diversified Tax Exempt Series	Strategic Income Conservative Series
Dynamic Opportunities Series	Strategic Income Moderate Series
Emerging Markets Series	Target 2010 Series
Equity Series	Target 2015 Series
Equity Income Series	Target 2020 Series
Focused Opportunities Series	Target 2025 Series
Global Fixed Income Series	Target 2030 Series
High Yield Bond Series	Target 2035 Series
International Series	Target 2040 Series
New York Tax Exempt Series	Target 2045 Series
Ohio Tax Exempt Series	Target 2050 Series
Overseas Series	Target 2055 Series
Pro-Blend® Conservative Term Series	Target Income Series
Pro-Blend® Extended Term Series	Tax Managed Series
Pro-Blend® Maximum Term Series	Unconstrained Bond Series
Pro-Blend® Moderate Term Series	World Opportunities Series

SPECIAL MEETING OF SHAREHOLDERS

To be held on Tuesday, August 18, 2015

PROXY STATEMENT

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of each of the Core Bond Series, Disciplined Value Series, Diversified Tax Exempt Series, Dynamic Opportunities Series, Emerging Markets Series, Equity Series, Equity Income Series, Focused Opportunities Series, Global Fixed Income Series, High Yield Bond Series, International Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Pro-Blend® Moderate Term Series, Quality Equity Series, Real Estate Series, Strategic Income Conservative Series, Strategic Income Moderate Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target Income Series, Tax Managed Series, Unconstrained Bond Series and World Opportunities Series (each, a “Series”) of the Manning & Napier Fund, Inc. (the “Fund”).

The Board of Directors of the Fund (the “Board”) is soliciting proxies from shareholders on behalf of each Series, for use at the Meeting of Shareholders, to be held at 290 Woodcliff Drive, Fairport, New York 14450, at 9:00 a.m. Eastern Time, on Tuesday, August 18, 2015, and at any and all adjournments thereof (the “Meeting”).

The Board has fixed the close of business on June 10, 2015, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) with respect to a Series if you owned shares of that Series at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about July 1, 2015.

At the Meeting, shareholders of the Fund will be asked to elect six members to the Board and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof.

At a Board meeting held on May 28, 2015, the Board unanimously approved and recommended that you vote FOR the election of all nominees.

Your vote is important and we recommend that you read this Proxy Statement in its entirety to help you decide how to vote.

Certain separate account clients of Manning & Napier Advisors, LLC (the “Advisor”), the investment advisor to the Fund, have delegated proxy voting responsibility to the Advisor pursuant to the terms of their investment advisory agreements with the Advisor. Accordingly, the Advisor has the authority to vote on behalf of these separate account clients the shares held by these clients in the various Series of the Fund.

The Advisor will vote any shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures. Pursuant to the Advisor’s proxy voting procedures, with respect to proxies solicited by a Series held by separate account clients for which the Advisor has proxy voting responsibility, the Advisor’s Proxy Policy Committee (the “Proxy Committee”) will determine if any material conflicts of interest arise with respect to the Advisor voting the proxy, and, if it determines that no such conflicts arise, the proxy is voted in accordance with the determination of the Proxy Committee.

The Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to the Advisor voting on the election of each Board nominee, and that the proxies solicited by a Series held by separate account clients for which the Advisor has proxy voting responsibility should be voted FOR the election of each nominee. In reaching its conclusions, the Proxy Committee considered a number of factors, including the fact that five of the nominees are considered Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), and have no material relationship with the Advisor. The Proxy Committee further considered the fact that each of the nominees for Independent Director currently serves as a Director of the Fund and has brought, and is expected to continue to bring, a wide range of expertise to the Board. The Proxy Committee also took into account that the nominees for Independent Directors supported the nomination of James E. Mikolaichik, an employee of the Advisor, as the nominee for Interested Director.

In addition, the Fund’s Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Fund to the Advisor, subject to the Board’s general oversight. Accordingly, the Advisor has voting authority with respect to shares of a Series that are held by another Series. The Advisor has such voting authority in connection with the investments of, among other Series, the Strategic Income Conservative Series, Strategic Income Moderate Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target Income Series, because each such Series is a “fund of funds” that invests its assets in a combination of other Series of the

Fund. With respect to proxies solicited by a Series held by another Series, the Advisor will vote such proxies in the same proportion as the vote of all other shareholders of the soliciting Series.

As of June 10, 2015, due to the voting authority discussed above and its initial investments in certain Series, the Advisor was believed to possess voting authority with respect to approximately 390,013,596.371 (25.37%) of the outstanding shares of the Fund. The table below provides a listing of the breakdown of outstanding shares for each Series within the Fund for which the Advisor was believed to possess voting authority.

Name of Series	Number of Shares	Percentage of the Series
Core Bond Series	19,290,609.856	84.98%
Disciplined Value Series	446,262.869	4.12%
Diversified Tax Exempt Series	35,707,502.199	99.19%
Dynamic Opportunities Series	26,580,406.986	87.75%
Emerging Markets Series	9,688,014.648	84.73%
Equity Income Series	6,595,377.914	99.29%
Focused Opportunities Series	26,591,398.797	87.46%
Global Fixed Income Series	24,166,069.219	88.04%
High Yield Bond Series	23,079,056.889	89.94%
International Series	35,774,431.412	51.75%
New York Tax Exempt Series	17,450,228.825	98.37%
Ohio Tax Exempt Series	4,321,175.549	99.55%
Pro-Blend® Conservative Term Series	9,900,185.761	6.52%
Pro-Blend® Extended Term Series	23,644,249.732	14.60%
Pro-Blend® Maximum Term Series	16,773,114.156	16.51%
Pro-Blend® Moderate Term Series	12,826,903.945	7.94%
Quality Equity Series	100,000.000	92.39%
Real Estate Series	16,708,047.833	83.05%
Strategic Income Conservative Series	5,617.287	0.22%
Strategic Income Moderate Series	103,487.925	5.25%
Unconstrained Bond Series	63,669,402.028	92.32%
World Opportunities Series	16,592,052.541	3.47%

This Proxy Statement should be kept for future reference. The most recent Annual Reports, including financial statements, for the fiscal year ended October 31, 2014 for Disciplined Value Series, Equity Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Pro-Blend® Moderate Term Series, Quality Equity Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target Income Series and Tax Managed Series, and for the fiscal year ended December 31, 2014 for Core Bond Series,

Diversified Tax Exempt Series, Dynamic Opportunities Series, Emerging Markets Series, Equity Income Series, Focused Opportunities Series, Global Fixed Income Series, High Yield Bond Series, International Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Real Estate Series, Strategic Income Conservative Series, Strategic Income Moderate Series, Unconstrained Bond Series and World Opportunities Series, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report or the most recent Semi-Annual Report free of charge, visit the Funds’ web site at www.manning-napier.com/documents or call the Manning & Napier Fund’s Investor Services Department at 800-466-3863. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

ELECTION OF DIRECTORS

It is proposed that Stephen B. Ashley, Paul A. Brooke, Peter L. Faber, James E. Mikolaichik, Harris H. Rusitzky and Chester N. Watson (each, a “Nominee” and collectively, the “Nominees”) be elected at the Meeting to serve as Directors of the Fund.

All of the Nominees, with the exception of Mr. Mikolaichik, currently serve on the Board. Mr. Mikolaichik has been nominated to succeed B. Reuben Auspitz, the current Chairman of the Board, who intends to retire from the Board and his other positions with the Fund, as of the date of the Meeting.

Section 16(a) of the 1940 Act generally requires the directors of an investment company to be elected by shareholder vote. Section 16(a) provides, however, that directors may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the directors then holding office have been elected by shareholders. Currently, four of the six Directors (Messrs. Auspitz, Ashley, Faber and Rusitzky) have been elected by shareholders, while two of the six Directors (Messrs. Brooke and Watson) have been appointed by the Board, but not elected by shareholders. Accordingly, if Mr. Mikolaichik is to succeed Mr. Auspitz on the Board, Mr. Mikolaichik needs to be elected by shareholders.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director if elected. The Board of Directors does not know of any reason why any Nominee would be unable or unwilling to serve as a Director, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Nominee or Nominees.

A Director who is an interested person, as defined in the 1940 Act is referred to in this Proxy Statement as an “Interested Director.” Directors who are not interested persons of the Fund are referred to in this Proxy Statement as “Independent Directors.”

INFORMATION ABOUT THE NOMINEES

The tables below show basic information about the Nominees. For purposes of their duties as Directors, the address of each individual listed below is 290 Woodcliff Drive, Fairport, New York 14450.

Listed below are each Nominee’s name and age, as well as his proposed position(s) with the Fund.

Nominee for Interested Director

Name and Age	Positions to be Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee	Other Directorships Held By Nominee During the Past 5 Years
James E. Mikolaichik, 43*	Chairman, Director and President	Indefinite; N/A	Chief Financial Officer (since 2011) – Manning & Napier Advisors, LLC; Holds the following title for various subsidiaries and affiliates: Chief Financial Officer. Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) – Old Mutual Asset Management.	41	N/A

*	Mr. Mikolaichik will be considered an “interested person” of the Fund as defined in the 1940 Act by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as Chief Financial Officer, Manning & Napier Advisors, LLC.

Nominees for Independent Directors (Currently Serve as Independent Directors)

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held By Nominee During the Past 5 Years
Stephen B. Ashley, 75	Director, Audit Committee Member, Governance & Nominating Committee Member	Indefinite; since 1996	Chairman, Director & Chief Executive Officer – The Ashley Group (property management and investment); Director (1995-2008) & Chairman (non executive) (2004-2008) – Fannie Mae	41	Fannie Mae (1995-2008), The Ashley Group (1995-2008), Genesee Corporation (1987-2007)

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held By Nominee During the Past 5 Years
Paul A. Brooke, 69	Director, Audit Committee Member, Governance & Nominating Committee Member	Indefinite; since 2007	Chairman & CEO (2005-2009) – Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member; PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010	41	Incyte Corp. (2000-present), ViroPharma, Inc. (2000-2014) HLTH (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd (2012-2014)

Peter L. Faber, 77	Director, Governance & Nominating Committee Member	Indefinite; since 1987	Senior Counsel (2006-2012) and Partner, 1995-2006 & 2013 – present) – McDermott, Will & Emery LLP (law firm)	41	Boston Early Music Festival (non-profit) (2007-present), Amherst Early Music, Inc. (non-profit) (2009-present), Gotham Early Music Scene, Inc. (non-profit) (2009-present), Partnership for New York City, Inc. (non-profit) (1989-2010), New York Collegium (non-profit) (2004-2011)

Harris H. Rusitzky, 80	Director, Audit Committee Member, Governance & Nominating Committee Member	Indefinite; since 1985	President since 2006 – The Greening Group (business consultants) since 1994; Partner – The Restaurant Group (restaurants)	41	Rochester Institute of Technology (university) (1972-present), Culinary Institute of America (non-profit college) (1985-present), George Eastman House (museum) (1988-present), National Restaurant Association (restaurant trade organization) (1978-present)

Name and Age	Positions Held with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held By Nominee During the Past 5 Years
Chester N. Watson 64	Director, Audit Committee Chairman, Governance & Nominating Committee Member	Indefinite; since 2012	General Auditor (2003-2011) – General Motors Company (auto manufacturer)	41	Rochester Institute of Technology (university) (2005-present)

The tables below show the number of shares of each Series beneficially owned by each Nominee as of April 30, 2015. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of each Series.

Interested Director

Name of Nominee	Dollar range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
James E. Mikolaichik	Overseas Series- Between $10,001 and $50,000	Between $10,001 and $50,000

Independent Directors

Name of Nominee	Dollar range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Stephen B. Ashley	Pro-Blend® Extended Term Series – Over $100,000	Over $100,000

Paul A. Brooke	None	None

Peter L. Faber

Pro-Blend® Conservative Term Series – Over $100,000

Pro-Blend® Extended Term Series –

Over $100,000

International Series – Over $100,000

World Opportunities Series –

Over $100,000

High Yield Bond Series – Over $100,000

Global Fixed Income Series –

Over $100,000

Unconstrained Bond Series –

Over $100,000

Real Estate Series – Over $100,000

Over $100,000

Name of Nominee	Dollar range of Equity Securities in a Series	Aggregate Dollar Range of Equity Securities in All Series to be Overseen by Nominee in Family of Investment Companies
Emerging Markets Series – Over $100,000 New York Tax Exempt Series – Over $100,000 Dynamic Opportunities Series – Over $100,000 Focused Opportunities Series – Over $100,000

Harris H. Rusitzky

International Series – Over $100,000

World Opportunities Series –

Between $50,001 and $100,000

High Yield Bond Series –

Between $10,001 and $50,000

Global Fixed Income Series –

Between $10,001 and $50,000

Real Estate Series –

Between $50,001 and $100,000

Emerging Markets Series –

Between $10,001 and $50,000

New York Tax Exempt Series –

Over $100,000

Dynamic Opportunities Series –

Over $100,000

Focused Opportunities Series –

Over $100,000

Over $100,000

Chester N. Watson	None	None

BOARD STRUCTURE AND OVERSIGHT FUNCTION

The management and affairs of the Fund are supervised by the Board of Directors. During each Series’ last fiscal year, the Board met four times on behalf of the Fund. In each such fiscal year, each Director attended all meetings. Since the Fund is not required to convene annual shareholder meetings, there is no policy regarding Director attendance at such meetings.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and the Fund’s distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Series.

The Board meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Fund’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Fair Value Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the U.S. Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chairman of the Board is an interested person of the Fund as that term is defined in the 1940 Act. The Fund does not have a single lead independent Director. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Independent Directors constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board.

INDIVIDUAL NOMINEE QUALIFICATIONS

The Fund has concluded that each of the Nominees should serve on the Board because of their ability to review and understand information about the Series provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Series, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Nominees should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that James E. Mikolaichik should serve as Director because of his knowledge of and experience in the financial services industry generally, as described below, and the specific experience he has gained serving as Chief Financial Officer of the Advisor and certain of its affiliates since 2011. Mr. Mikolaichik has over 20 years of experience in capital planning/allocation, corporate development, product development, investor relations, business line development, risk management, financial reporting and strategic planning. Prior to joining the Advisor, Mr. Mikolaichik served as Executive Vice President and Head of Strategy of Old Mutual Asset Management from 2008 through 2011 and as its

Chief Risk Officer from 2004 through 2008. Mr. Mikolaichik also served in various capacities at Deloitte & Touche LLP providing consulting, financial advisory, auditing and accounting services from 1993 through 2004.

The Fund has concluded that Stephen B. Ashley should serve as Director because of the experience he has gained in his various roles with the Ashley Group, a property management company, his experience as Chairman and Director of a publicly traded company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Director of the Fund since 1996.

The Fund has concluded that Paul A. Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

The Fund has concluded that Peter L. Faber should serve as Director because of the experience he gained serving as a Partner and Senior Counsel in the tax practice of a large, international law firm, McDermott, Will & Emery LLP, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1987.

The Fund has concluded that Harris H. Rusitzky should serve as Director because of the business experience he gained as founding President of the Rochester Funds, as President of a consulting company, The Greening Group, as a Partner of The Restaurant Group, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1985.

The Fund has concluded that Chester N. Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves as Chairman of the Finance Committee and Member of the Audit Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Nominees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

BOARD COMMITTEES

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky and Chester N. Watson (Chairman). The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee met twice during each Series’ last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

The Governance and Nominating Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, Peter L. Faber, Harris H. Rusitzky and Chester N. Watson. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee met once during each Series’ last fiscal year. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A.

The Governance and Nominating Committee reviews shareholder recommendations for nominations to fill vacancies on the Board if a shareholder or a group of shareholders (the “Nominating Shareholder”) has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a director. The Nominating Shareholder must submit any recommendation in writing to the Fund, to the attention of the Secretary at 290 Woodcliff Drive, Fairport, New York 14450. The Governance and Nominating Committee’s full procedures for the consideration of candidates for Board membership submitted by shareholders are included as Appendix B to the Governance and Nominating Committee Charter.

The Governance and Nominating Committee has not established specific, minimum qualifications that must be met before candidates may be considered for Board membership. The Committee may take into account a wide variety of criteria in considering potential nominees for the Board, including, but not limited to: (i) the nominee’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the nominee’s ability to qualify as an Independent Director for purposes of the 1940 Act; and (viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

When identifying and evaluating nominees, including those recommended by shareholders, the Governance and Nominating Committee considers the complementary individual skills and experience of the individual nominee primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Mr. Auspitz, an Interested Director by reason of his positions with the Fund’s investment advisor and distributor, recommended Mr. Brooke, and an Independent Director recommended Mr. Watson, to the Governance and Nominating Committee for nomination as a director.

COMPENSATION OF DIRECTORS AND OFFICERS

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s CCO’s salary is paid by the Fund. Each Independent Director receives an annual fee of $70,000.

Annual fees will be calculated quarterly. Each Independent Director receives $10,000 per Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $3,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $2,000 per Committee meeting attended. Mr. Watson receives an additional fee of $2,500 per Audit Committee meeting for serving as Audit Committee Chairman.

The chart below provides information about the total compensation paid to the Independent Directors and the Fund’s CCO by the Fund for the fiscal year ended December 31, 2014.

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex*
Stephen B. Ashley, Director	$110,500	N/A	N/A	$110,500
Paul A. Brooke, Director	$110,500	N/A	N/A	$110,500
Peter L. Faber, Director	$104,500	N/A	N/A	$104,500
Harris H. Rusitzky, Director	$110,500	N/A	N/A	$110,500
Chester N. Watson, Director, Audit Committee Chair	$115,500	N/A	N/A	$115,500
Jodi L. Hedberg, Chief Compliance Officer	$88,000	N/A	N/A	$88,000

*	As of December 31, 2014, the Fund Complex consisted of 42 Series.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE SERIES VOTE “FOR” THE ELECTION OF ALL NOMINEES.

ADDITIONAL INFORMATION

INFORMATION ABOUT OFFICERS OF THE FUND

The chart below provides basic information about each officer of the Fund. For purposes of their duties as officers, the address of each individual listed below is 290 Woodcliff Drive, Fairport, New York 14450.

Name and Age	Positions Held With the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past 5 Years
Jeffrey S. Coons, 52	Vice President	Since 2004*

President since 2010, Co-Director of Research (2002-2015) – Manning & Napier Advisors, LLC

Holds one or more of the following Titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Elizabeth Craig, 28	Assistant Corporate Secretary	Since 2011*	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC

Christine Glavin, 48	Principal Financial Officer, Chief Financial Officer	Principal Financial Officer since 2002; Chief Financial Officer since 2001*	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) – Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 – Exeter Trust Company

Jodi L. Hedberg, 47	Corporate Secretary, Chief Compliance Officer, Anti- Money Laundering Compliance Officer	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti- Money Laundering Compliance Officer since 2002*	Director of Compliance – Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Richard Yates, 50	Chief Legal Officer	Since 2004*	Counsel – Manning & Napier Advisors, LLC and affiliates since 2000 Holds one or more of the following titles for various affiliates; Director or Corporate Secretary

*	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Fund. Representatives of PwC are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following Series of the Fund have a fiscal year end of October 31: Disciplined Value Series, Equity Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Pro-Blend® Moderate Term Series, Quality Equity Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target Income Series, and Tax Managed Series (collectively, the “10/31 Series”).

The following Series of the Fund have a fiscal year end of December 31: Core Bond Series, Diversified Tax Exempt Series, Dynamic Opportunities Series, Emerging Markets Series, Equity Income Series, Focused Opportunities Series, Global Fixed Income Series, High Yield Bond Series, International Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Real Estate Series, Strategic Income Conservative Series, Strategic Income Moderate Series, Unconstrained Bond Series and World Opportunities Series (collectively, the “12/31 Series”).

For purposes of the following fee information, the 10/31 Series and the 12/31 Series include terminated series of the Fund which had fiscal year ends of October 31 and December 31, respectively.

Audit Fees. Below are the aggregate fees billed for each Series’ last two fiscal years for professional services rendered by PwC for the audit of the Fund’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those years. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

	2014	2013
10/31 Series	$402,710	$379,471
12/31 Series	$497,710	$484,950
Total for Fund	$900,420	$864,421

Audit-Related Fees. Below are the fees billed to the Fund in each Series’ last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above (together, “Audit-Related Services”).

	2014	2013
10/31 Series	$0	$0
12/31 Series	$0	$10,700
Total for Fund	$0	$10,700

With respect to engagements that related directly to the operations or financial reporting of the Fund, below are the aggregate fees billed by PwC for Audit-Related Services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (together referred to herein as “Affiliated Service Providers”) for each Series’ last two fiscal years. These fees were for a license for proprietary authoritative financial reporting and assurance literature library software.

	2014	2013
Advisor and Affiliated Service Providers	$1,944	$1,944

Tax Fees. Below are the aggregate fees billed for each Series’ last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning (together, “Tax-Related Services”). The Tax-Related Services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes. With respect to engagements that related directly to the operations or financial reporting of the Fund, there were no fees billed by PwC for Tax-Related Services to the Advisor or the Affiliated Service Providers for each Series’ last two fiscal years.

	2014	2013
10/31 Series	$118,510	$113,320
12/31 Series	$126,590	$112,035
Total for Fund	$245,100	$225,355

All Other Fees. There were no fees billed to the Fund in each Series’ last two fiscal years for other products and services by PwC, other than the services reported above (together, “Other Fees”). With respect to engagements that related directly to the operations or financial reporting of the Fund, PwC did not bill the Advisor or the Affiliated Service Providers for Other Fees in each Series’ last two fiscal years.

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. Below are the aggregate non-audit fees billed for each Series’ last two fiscal years by PwC for services rendered to the Fund, the Advisor and the Affiliated Service Providers.

	2014	2013
10/31 Series	$118,510	$113,320
12/31 Series	$126,590	$122,735
Advisor and Affiliated Service Providers	$1,944	$1,944

Audit Committee Pre-Approval Policies and Procedures. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be separately pre-approved by the Audit Committee.

Board Consideration of Non-Audit Services. The Audit Committee has considered whether PwC’s provision of non-audit services that were rendered to the Advisor and Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund and each Series, as applicable.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Fund at 290 Woodcliff Drive, Fairport, New York 14450. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VOTING INFORMATION

Each share of a Series is entitled to one vote, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Fund, 290 Woodcliff Drive, Fairport New York 14450 Attention: Secretary), by executing a proxy bearing a later date, or by attending and voting at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the election of each Nominee.

Quorum

The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business with respect to the Fund.

Required Vote

Provided that a quorum is present, an affirmative vote of a majority of the shares cast at the Meeting is required to elect a Nominee as a Director of the Fund. All Series will vote together as a single class, and each Series will not vote separately on the election of each Nominee.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes”, however, will not affect the outcome of the votes because the Fund’s voting requirement is based on shares actually “cast” at the Meeting.

Outstanding Shares of each Series

As of June 10, 2015, the following numbers of shares of each Series of the Fund were outstanding:

Series	Number of Shares Outstanding
Core Bond Series	22,704,010.243
Disciplined Value Series	12,070,742.656
Diversified Tax Exempt Series	36,065,983.139
Dynamic Opportunities Series	30,304,090.042
Emerging Markets Series	11,426,623.690
Equity Series	33,782,955.087
Equity Income Series	6,644,362.420
Focused Opportunities Series	30,407,048.219
Global Fixed Income Series	27,470,252.729
High Yield Bond Series	25,818,143.044
International Series	68,816,058.435
New York Tax Exempt Series	17,741,617.628
Ohio Tax Exempt Series	4,340,777.739
Overseas Series	94,009,902.001
Pro-Blend® Conservative Term Series	131,172,904.208
Pro-Blend® Extended Term Series	127,230,212.539
Pro-Blend® Maximum Term Series	77,400,121.198
Pro-Blend® Moderate Term Series	144,669,254.210
Quality Equity Series	107,241.906
Real Estate Series	20,638,900.330
Strategic Income Conservative Series	2,574,928.324
Strategic Income Moderate Series	1,970,296.132
Target 2010 Series	4,215,676.909
Target 2015 Series	836,990.997
Target 2020 Series	16,934,646.487
Target 2025 Series	2,392,175.289
Target 2030 Series	16,736,196.291
Target 2035 Series	1,764,516.103

Series	Number of Shares Outstanding
Target 2040 Series	9,691,934.913
Target 2045 Series	755,980.539
Target 2050 Series	2,679,633.911
Target 2055 Series	227,677.319
Target Income Series	6,412,493.601
Tax Managed Series	937,476.103
Unconstrained Bond Series	69,169,048.099
World Opportunities Series	479,498,589.543

Adjournment

In the event that a quorum to transact business or the vote required to elect any Nominee is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the election of any Nominee, the persons named as proxies will vote in favor of such adjournment with respect to any Nominee those proxies which they are entitled to vote in favor of that Nominee and will vote against any such adjournment with respect to any Nominee those proxies required to be voted against that Nominee, provided that “broker non-votes” and abstentions will be disregarded for this purpose.

OWNERSHIP OF THE SERIES

Exhibit B sets forth the beneficial owners of more than 5% of each Series’ shares. To the best of the Fund’s knowledge, as of June 10, 2015, no person beneficially owned more than 5% of the outstanding shares of any Series, except as stated in Exhibit B.

As of June 10, 2015, the Board and officers of the Fund as a group owned less than 1% of the outstanding shares of each Series.

COST AND METHOD OF PROXY SOLICITATION

The Fund will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by mail, Internet or telephone. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by Broadridge

Financial Solutions, Inc., a professional proxy solicitor retained by the Fund for an estimated fee of $361,325, plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Fund may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of the proxy materials to beneficial owners.

SERVICE PROVIDERS

Investment Advisor and Administrator

Manning & Napier Advisors, LLC serves as the investment advisor to the Fund. The Advisor is located at 290 Woodcliff Drive, Fairport, New York 14450. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.

The Advisor also serves as the Fund’s transfer agent, accounting services agent and dividend disbursing agent, and provides administration services to the Fund and its Series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting, sub-transfer agent, sub-dividend disbursing agent and sub-administration services to each Series of the Fund.

Distributor

Manning & Napier Investor Services, Inc., acts as Distributor of Fund shares and is located at the same address as the Advisor.

INDEX OF EXHIBITS

EXHIBIT A	GOVERNANCE AND NOMINATING COMMITTEE CHARTER

EXHIBIT B	BENEFICIAL OWNERS OF THE FUND

EXHIBIT A

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I. THE COMMITTEE

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors (the “Board”) of the Exeter Fund, Inc. (the “Fund”) pursuant to Article II, Section 9 of the Fund’s By-Laws, as most recently amended on June 29, 2004. The Committee consists of such number of members (not less than two) as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “Independent Directors.” For purposes of this Charter, Independent Directors shall mean members of the Board who are not interested persons of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II. BOARD NOMINATIONS AND FUNCTIONS.

1. The Committee shall select and nominate all persons to serve as Independent Directors. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment adviser and other principal service providers for the Fund. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser or service providers.

2. The Committee also shall evaluate the qualifications of and make recommendations for “interested” Director candidates to the Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee may adopt from time to time certain criteria that may be used by the Committee when evaluating the qualifications of potential nominees for the Board. A current non-exhaustive list of such criteria is set forth in Appendix A, as may be amended by the Committee as it deems appropriate.

5. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures set forth in Appendix B, as the Committee may amend as it deems appropriate.

6. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (ii) the Fund’s investment adviser(s), (iv) the Fund’s stockholders, as provided on Appendix B, and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

III. COMMITTEE NOMINATIONS AND FUNCTIONS.

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of all Board members. The Committee may invite any or all Interested Directors or others to participate in such reviews as it deems appropriate.

IV. OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s By-Laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall govern.

5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

Appendix A

Criteria for the Nominating Committee’s Consideration of

Potential Nominees for the Board

The Committee may take into account a wide variety of criteria in considering potential nominees for the Board, including (but not limited to): (i) the nominee’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the nominee’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; and (viii) such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Appendix B

Procedures for the Nominating Committee’s Consideration of

Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.

The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an

“interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

EXHIBIT B

BENEFICIAL OWNERS OF THE FUND

As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the shares of each Series, as indicated below.

Core Bond Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON, MA 02117-9130	5,537.070.679	24.39%

CVPH PENSION PLAN ATTN MRS JOYCE RAFFERTY CVPH MEDICAL CENTER 75 BEEKMAN ST PLATTSBURGH, NY 12901-1427	2,062,747.525	9.09%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	2,029,598.146	8.94%

MANNING & NAPIER FUND STRATEGIC INCOME CONSERVATIVE SERIES ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	1,301,349.350	5.73%

OPERATING ENGINEERS LOCAL 66 WELFARE FUND BALANCED ACCOUNT C/O SCOTT ANDERSON PO BOX 38682 PITTSBURGH, PA 15238-8682	1,195,302.158	5.26%

Disciplined Value Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
THE TRUST COMPANY OF KNOXVILLE 4823 OLD KINGSTON PIKE, SUITE 100 KNOXVILLE, TN 37919-6499	4,131,971.948	35.16%

Name and Address	Shares Owned	Percentage of Series
THE TRUST COMPANY OF KNOXVILLE 4823 OLD KINGSTON PIKE, SUITE 100 KNOXVILLE, TN 37919-6473	678,195.677	5.77%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	701,754.026	5.73%

NFS LLC FEBO ROBERT WOOD JOHNSON IV 601 5TH AVE FL 2 NEW YORK, NY 10020	641,819.665	5.46%

Diversified Tax Exempt Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON, MA 02117-9130	22,747,657.568	63.07%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	5,072,759.922	14.07%

MARS & CO C/O INVESTORS BANK & TRUST CO PO BOX 5501 BOSTON MA 02206-5501	1,894,295.631	5.25%

Dynamic Opportunities Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	13,642,188.298	45.00%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,490,479.807	8.21%

Emerging Markets Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	4,969,848.147	43.49%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,137,972.405	9.95%

Equity Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	17,528,604.762	51.89%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	4,692,627.691	13.89%

EDWARD D. JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS, MO 63131-3710	2,902,631.377	8.59%

Equity Income Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	3,690,490.229	55.54%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,275,911.766	19.21%

Name and Address	Shares Owned	Percentage of Series
MARS & CO C/O INVESTORS BANK & TRUST CO PO BOX 5501 BOSTON MA 02206-5501	401,189.636	6.04%

MANNING & NAPIER FUND STRATEGIC INCOME MODERATE SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DR FAIRPORT NY 14450	395,670.968	5.96%

Focused Opportunities Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	13,400,091.001	44.06%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,485,923.436	8.17%

Global Fixed Income Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	13,425,530.867	48.87%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,046,721.987	7.45%

High Yield Bond Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	13,171,095.899	51.59%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,415,994.910	9.34%

International Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	17,938,642.867	25.29%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	7,580,477.409	10.84%

New York Tax Exempt Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	9,515,949.565	53.64%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,376,477.631	7.76%

Ohio Tax Exempt Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	1,267,152.886	29.19%

JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	1,108,819.552	25.54%

CAREY AND CO 7 EASTON OVAL COLUMBUS OH 43219	348,520.882	8.03%

Overseas Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	5,939,602.582	6.32%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY, KW1C COVINGTON, KY 41015	5,098,588.457	5.42%

Pro-Blend Conservative Term Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	30,491,945.983	25.50%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	13,393,382.856	9.33%

Name and Address	Shares Owned	Percentage of Series
TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	9,533,458.465	6.62%

Pro-Blend Extended Term Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
MANNING & NAPIER FUND TARGET 2030 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	12,808,955.559	7.90%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	10,735,510.070	9.75%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	8,019,600.816	6.04%

Pro-Blend Maximum Term Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	7,254,918.462	10.42%

MANNING & NAPIER FUND TARGET 2040 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	7,330,752.282	7.21%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY, KW1C COVINGTON, KY 41015	6,008,049.061	7.20%

Pro-Blend Moderate Term Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON, KY 41015	26,248,319.746	16.42%

TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	17,061,990.083	11.02%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	10,450,083.267	7.75%

MANNING & NAPIER FUND TARGET 2020 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	11,896,703.616	7.36%

Quality Equity Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
MANNING & NAPIER INITIAL INVESTMENT MANNING & NAPIER ADVISORS LLC ATTN DANIEL WRIGHT 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	100,000.000	93.25%

Real Estate Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON MA 02117-9130	8,203,650.012	43.10%

Name and Address	Shares Owned	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	2,153,411.882	11.16%

Strategic Income Conservative Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
ARTICLE VII C TRUST FBO KATHERINE M RICH C/O ROBERT B SCHLATHER COOPERSTOWN NY 13326-1176	328,977,547	12.78%

NYSERNET ORG INC 100 S SALINA ST STE 300 SYRACUSE NY 13202-1545	268,397.904	10.43%

GREATER CLEVELAND MOVING PICTURES LOCAL 160 PENSION FUND 8358 MUNSON RD STE 104 MENTOR OH 44060-2452	204,778.154	7.96%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	138,546.796	5.38%

BNYM I S TRUST CO CUST ROLLOVER IRA FBO CAROL M KOCH MCMURRAY, PA 15317	129,232.092	5.02%

Strategic Income Moderate Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	183,819.907	9.33%

BNYM I S TRUST CO CUSTODY ROLLOVER IRA FBO STEPHEN B KEYSER SARASOTA FL 34236-6674	100,214.143	5.09%

Target 2010 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	2,304,670.525	54.63%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015	682,626,710	16.25%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN ROAD P.O. BOX 1028 WEST TRENTON NJ 08628	352,432.736	8.34%

Target 2015 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	171,770.181	20.56%

TD AMERITRADE TRUST COMPANY P.O. BOX 17748 DENVER, CO 80217-0748	81,632.867	9.77%

GREAT-WEST TRUST COMPANT LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	80,064.856	9.58%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	73,490.035	8.76%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K – FG 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	70,608.966	8.41%

Name and Address	Shares Owned	Percentage of Series
LINCOLN RETIREMENT SERVICES COMPANY FBO JAMES W GLOVER PS 401K PLAN PO BOX 7876 FORT WAYNE, IN 46801-7876	58,450.904	7.00%

GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8515 E ORCHARD ROAD GREENWOOD VILLAGE, CO 80111	46,733.166	5.57%

Target 2020 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	6,500,680.822	38.40%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015	2,620,602.411	15.52%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN ROAD P.O. BOX 1028 WEST TRENTON, NJ 08628	1,426,573.359	8.41%

WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	881,756.034	5.22%

Target 2025 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	568,004.181	23.72%

Name and Address	Shares Owned	Percentage of Series
GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8515 E ORCHARD ROAD GREENWOOD VILLAGE, CO 80111	280,264.454	11.73%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	220,384.070	9.20%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	152,121.907	6.35%

FIIOC FBO PROSOFT TECHNOLOGY INC 401(K) PROFIT SHARING PLAN & TRUST 100 MAGELLAN WAY (KW1C) COVINGTON, KY 41015-1987	151,114.843	6.33%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN ROAD P.O. BOX 1028 WEST TRENTON, NJ 08628	119,774.292	5.01%

Target 2030 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	6,209,986.772	37.09%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015	2,716,179.099	16.32%

Target 2035 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	499,909.780	28.38%

GREAT WEST TRUST CO LLC RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD ROAD GREENWOOD VILLAGE, CO 80111	276,149.932	15.61%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	167,528.635	9.51%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN RD PO BOX 1028 WEST TRENTON, NJ 08628	152,079.586	8.60%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	108,002.382	6.12%

Target 2040 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	3,292,988.060	33.98%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON, KY 41015	1,494,935.091	15.49%

Name and Address	Shares Owned	Percentage of Series
PIMS/PRUDENTIAL RETIRMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN ROAD P.O. BOX 1028 WEST TRENTON, NJ 08628	1,088,229.335	11.20%

Target 2045 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	162,352.805	21.48%

WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	141,207.476	18.71%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	58,342.763	7.73%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	54,957.916	7.26%

Target 2050 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	843,190.566	31.50%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015	329,279.014	12.34%

Name and Address	Shares Owned	Percentage of Series
MASSACHUSETTS MUTUAL LIFE INS CO C/O DONNA WATSON 1295 STATE STREET, MIP C105 SPRINGFIELD, MA 01111	152,178.688	5.66%

Target 2055 Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	57,931.401	25.59%

GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	26,338.231	11.54%

TAYNIK & CO C/O INVESTORS BANK AND TRUST CO 200 CLARENDON ST FPG 90 BOSTON, MA 02116	25,135.926	11.01%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	24,466.124	10.62%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K - FG 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	20,262..834	8.95%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVENUE HARRISON, NY 10528-2418	12,116.116	5.30%

Target Income Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON STREET, FPG 90 BOSTON, MA 02116	4,442,643.664	69.27%

Tax Managed Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
DINGLE & CO MAIL CODE 3446 411 WEST LAFAYETTE DETROIT, MI 48275-3446	166,041.271	17.71%

NFS LLC FEBO LAUER & CO AS NOMINEE AGENT FOR GLENMEDE TRUST COMPANY PO BOX 58997 PHILADELPHIA, PA 19102-8997	72,957.883	7.78%

UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD, 9TH FL JERSEY CITY, NJ 07310-2055	70,273.978	7.50%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	54,962.107	5.86%

Unconstrained Bond Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
JUPITER & CO C/O INVESTORS BANK & TRUST CO. ATTN MUTUAL FUND PROCESSING PO BOX 9130 BOSTON, MA 02117-9130	38,981,340.235	56.50%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	5,595,442.823	8.09%

World Opportunities Series – Record Owners

Name and Address	Shares Owned	Percentage of Series
EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	159,775,448.796	33.32%

Name and Address	Shares Owned	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4122	111,632,341.899	23.28%

UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	35,105,900.480	7.32%

NFS LLC FEBO STATE STREET BANK CUST SAI INTERNATIONAL FUND BRETT LEAR LCC 6FL 2 AVENUE DE LAFAYETTE BOSTON MA 02111	31,163,979.653	6.50%

P.O. BOX 9112 PROXY TABULATOR FARMINGDALE, NY 11735

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M94521-TBD	KEEP THIS PORTION FOR YOUR RECORDS

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The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees:	☐	☐	☐

01)   Stephen B. Ashley            04)  James E. Mikolaichik

02)   Paul A. Brooke                  05)  Harris H. Rusitzky

03)   Peter L. Faber                   06)  Chester N. Watson

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

to be held on August 18, 2015:

The Proxy Statement is available at www.proxyvote.com.

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M94522-TBD

MANNING & NAPIER FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Manning & Napier Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Jodi L. Hedberg the proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on June 10, 2015 at a Special Meeting of Shareholders to be held at the offices of the Fund at 290 Woodcliff Drive, Fairport, New York 14450 on August 18, 2015 at 9:00 a.m., and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the election of each nominee, and, in her discretion, on any other business that may properly come before the meeting or any and all adjournments thereof.

The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of each nominee.

PLEASE SIGN AND DATE ON THE REVERSE SIDE